UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2004

Owens & Minor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-9810	54-1701843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Cox Road Richmond, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-9794

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2004, the Board of Directors of Owens & Minor, Inc. (the “Company”) adopted resolutions amending the Owens & Minor, Inc. 2003 Directors’ Compensation Plan (the “Directors’ Plan”) (filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and incorporated by reference to Annex B of the Company’s definitive Proxy Statement filed pursuant to Section 14(a) of the Securities and Exchange Act on March 13, 2003) and the Owens & Minor, Inc. Supplemental Executive Retirement Plan (the “SERP”) (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004), effective as of December 31, 2004.

Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the Directors’ Plan and the SERP. Code section 409A is effective as to amounts deferred after 2004. The purpose of the amendments to the Directors’ Plan and the SERP is to assure that the requirements and restrictions of Code section 409A will not apply to vested benefits earned or deferred under the Directors’ Plan or the SERP prior to January 1, 2005.

The resolutions amend the Deferred Fee Program under the Directors’ Plan as of December 31, 2004 to limit the benefits payable under the current Deferred Fee Program to benefits that vest no later than December 31, 2004 and future earnings on such benefits. The resolutions also adopt a successor Deferred Fee Program under the Directors’ Plan that is identical to the current Deferred Fee Program except that (i) the new Deferred Fee Program will conform to the requirements of Code section 409A and (ii) benefits payable under the new Deferred Fee Program will be limited to benefits under the current Deferred Fee Program that are not vested on December 31, 2004 and benefits earned on and after January 1, 2005 and future earnings on such benefits.

The Board of Directors resolutions amending the Directors’ Plan are filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The resolutions amend the SERP to limit the benefits payable under the current SERP to benefits that vest no later than December 31, 2004 and any future earnings on those benefits. The resolutions also adopt a successor SERP that is identical to the current SERP except that (i) the new SERP will conform to the requirements of Code section 409A and (ii) the benefits payable under the new SERP will be limited to benefits under the current SERP that are not vested on December 31, 2004 and benefits earned on and after January 1, 2005 and future earnings on such benefits.

The Board of Directors resolutions amending the SERP are filed as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company previously established the Owens & Minor, Inc. Executive Deferred Compensation Trust (the “Trust”) (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004). As originally adopted, the Trust allowed the Company to make contributions to the Trust in anticipation of its obligations under the Owens & Minor, Inc. Executive Deferred Compensation Plan.

On December 31, 2004, the Board of Directors adopted resolutions amending the Trust. The resolutions amended the Trust to (i) change the name of the Trust to the “Owens & Minor, Inc. Deferred Compensation Trust” and (ii) to allow the Company to make contributions to the Trust in anticipation of its obligations under the SERP.

The Board of Directors resolutions amending the Trust and the amended and restated Trust Agreement are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Owens & Minor, Inc. Executive Deferred Compensation Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 31, 2004, the Board of Directors amended and restated the form of Owens & Minor, Inc. Executive Severance Agreement (the “Severance Agreement”) (filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998) to (1) condition eligibility for payment of severance benefits upon a change in control and voluntary termination by the executive for “good reason”; (2) detail circumstances constituting “good reason” and (3) institute non-competition and solicitation restrictive covenants. The former executive severance agreements did not require voluntary termination for “good reason” as a condition to initiate severance benefits upon a change of control for corporate senior executive officers and did not contain restrictive covenants prohibiting competition by the employee or employment of the employee with a competitor within a certain time period following termination.

The amended and restated form of Severance Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02

On January 1, 2005, Henry A. Berling retired from the Company as Executive Vice-President. He will continue to serve as a member of the Board of Directors until the annual shareholders meeting on April 28, 2005, at which time he will retire from the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Resolutions of the Board of Directors of Owens & Minor, Inc, amending the Deferred Fee Program under the Owens & Minor, Inc. 2003 Directors’ Compensation Plan.

10.2	Resolutions of the Board of Directors of Owens & Minor, Inc. amending the Owens & Minor, Inc. Supplemental Executive Retirement Plan.

10.3	Resolutions of the Board of Directors of Owens & Minor, Inc. amending the Owens & Minor, Inc Executive Deferred Compensation Plan Trust.

10.4	Amended and Restated Owens & Minor Inc. Deferred Compensation Trust Agreement.

10.5	Owens & Minor Inc. Executive Deferred Compensation Plan.

10.6	Amended and Restated Form of Owens & Minor, Inc. Executive Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004	OWENS & MINOR, INC.

	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resolutions of the Board of Directors of Owens & Minor, Inc, amending the Deferred Fee Program under the Owens & Minor, Inc. 2003 Directors’ Compensation Plan.

10.2	Resolutions of the Board of Directors of Owens & Minor, Inc. amending the Owens & Minor, Inc. Supplemental Executive Retirement Plan.

10.3	Resolutions of the Board of Directors of Owens & Minor, Inc. amending the Owens & Minor, Inc Executive Deferred Compensation Plan Trust.

10.4	Amended and Restated Owens & Minor Inc. Deferred Compensation Trust Agreement.

10.5	Owens & Minor Inc. Executive Deferred Compensation Plan.

10.6	Amended and Restated Form of Owens & Minor, Inc. Executive Severance Agreement